                                   Exhibit 32
                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BSI2000, Inc. (the "Company") on Form
10-QSB for the  period  ended June 30,  2003 as filed  with the  Securities  and
Exchange Commission on the date hereof (the "Report"). I, Jack Harper, President and Chief  Executive  Officer of the  Company,  certify,  pursuant  to 18 U.S.C.
ss.1350,  as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15
          (d) of the Securities Exchanges Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                /s/Jack Harper
                                                Jack Harper
                                                President and Chief Executive
                                                 Officer